UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2007


                           SUNRISE SENIOR LIVING, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-16499                54-1746596
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


                               7902 Westpark Drive
                             McLean, Virginia 22102
               (Address of principal executive offices) (Zip Code)

                                 (703) 273-7500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective May 2, 2007, the Board of Directors of Sunrise Senior Living, Inc. (the "Company") terminated the employment of Bradley B. Rush for cause. As previously reported in the Company's current report on Form 8-K dated April 25, 2007 (the "Prior 8-K"), on April 23, 2007, Mr. Rush had been suspended with pay from his position as the Company's chief financial officer.

     As also previously reported in the Prior 8-K, the Board appointed Julie A. Pangelinan, chief accounting officer, to the additional position of acting chief financial officer, effective April 23, 2007.

     The Company's press release, dated May 3, 2007, related to the matters discussed under this Item 5.02 is filed herewith as Exhibit 99.1 (the "Press Release").

Item 9.01.  Financial Statements and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Not applicable

         (d) Exhibits.

           Exhibit No.                           Description
           -----------                           -----------

              99.1                     Press Release dated May 3, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SUNRISE SENIOR LIVING, INC.
                                             (Registrant)


Date: May 3, 2007                            By:  /s/  John F. Gaul
      -----------                                 ----------------------
                                                  John F. Gaul
                                                  General Counsel

                                  Exhibit Index



           Exhibit No.                              Description
           -----------                              -----------

              99.1                        Press Release dated May 3, 2007